                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  --------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 27, 1998



                              Post Properties, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Georgia                                      1-12080                                     58-1550675
    ------------------------------                  ------------------------                ---------------------------------
   (State or other jurisdiction of                  (Commission File Number)                (IRS Employer Identification No.)
           incorporation)

      One Riverside, Suite 800, 4401 Northside Parkway, Atlanta, Georgia                                  30327
    ------------------------------------------------------------------------                       ----------------
                  (Address of principal executive offices)                                              (Zip Code)

                                                        (404) 846-5000
                                                   --------------------------
                                    (Registrant's telephone number, including area code)


                        The Exhibit Index is at page 4.



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Item 5.  Other Events

     The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 373,250 shares of its Common Stock (the "Shares").

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.


Exhibit No.           Description
-----------           -----------
    1    --           Purchase Agreement between the Registrant, Post Apartment Homes,
                      L.P. and PaineWebber Incorporated, dated as of May 27, 1998
    4    --           Terms Agreement between the Registrant and PaineWebber Incorporated, dated as of May 27, 1998
    5    --           Opinion of King & Spalding regarding the validity of the Shares
    8    --           Opinion of King & Spalding as to certain tax matters
   23    --           Consent of King & Spalding (included in Exhibits 5 and 8)

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       POST PROPERTIES, INC.
                                       (Registrant)



Date:   May 27, 1998                 By:/s/ John A. Williams
                                        ----------------------------------
                                        John A. Williams
                                        Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.          Description                                                             Page
-----------          -----------                                                             ----
    1    --          Purchase Agreement between the Registrant, Post Apartment Homes,
                     L.P. and PaineWebber Incorporated, dated as of May 27, 1998
    4    --          Terms Agreement between the Registrant and PaineWebber Incorporated, dated as of May 27, 1998
    5    --          Opinion of King & Spalding regarding the validity of the Shares
    8    --          Opinion of King & Spalding as to certain tax matters
   23    --          Consent of King & Spalding (included in Exhibits 5 and 8)